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                           EXHIBIT 4

                    SHAREHOLDER RIGHTS PLAN,
                     dated August 25, 1993

             (Incorporated by reference to exhibits
             filed with Intergraph's Current Report
               on Form 8-K dated August 25, 1993,
                        File No. 0-9722)

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